SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): January 5, 1996


                       ELECTROSOURCE, INC.

     (Exact name of registrant as specified in its charter)



     Delaware                           0-16323              74-2466304

(State or other jurisdiction of    (Commission File         (IRS Employer
       incorporation)                    Number)         Identification Number)


3800B Drossett Drive
Austin, Texas                                               78744-1131

(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code:  (512) 445-6606

Item 5.   Other

Registrant attaches as Exhibit A hereto, condensed unaudited financial statements as of November 30, 1995, which separately disclose equity transactions completed by the Company in October and November 1995.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROSOURCE, INC.

By:  /s/ Mary Beth Koenig

Mary Beth Koenig
Chief Accounting Officer


Date:  January 5, 1996

Exhibit A/Page 1
Electrosource, Inc.
                Condensed Unaudited Balance Sheet

                                         November 30, 1995
                                      (1)               (2)             (3)
                                 Actual Before        Equity
                              Equity Transactions    Transactions     Actual
ASSETS

CURRENT ASSETS
    Cash and cash equivalents      $  651,266       $1,360,000(a)   $ 2,011,266
    Trade receivables, net         478,131                478,131
    Inventories                    796,863                796,863
    Receivable from sale of        993,600                993,600
Convertible Notes
    Prepaid and other              609,326
expenses                                    (213,438)     395,888
                                                  (b)
         TOTAL CURRENT ASSETS    3,529,186              4,675,748

PLANT AND EQUIPMENT, net         5,434,694  590,000(d   6,024,694
                                                    )

TECHNOLOGY LICENSE AGREEMENT
AND                              1,584,485  2,327,719   3,912,204
    PURCHASED TECHNOLOGY, net                     (d)

RESTRICTED CASH                    744,824                744,824

OTHER                              224,667
                                                          224,667
        TOTAL ASSETS           $11,517,856              $15,582,1
                                                               37


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Accounts payable           $   794,423                      $
                                                          794,423
    Accrued liabilities          1,868,418              1,868,418
        TOTAL CURRENT            2,662,841              2,662,841
LIABILITIES

CONVERTIBLE NOTES PAYABLE        9,470,000  (2,450,00   7,020,000
                                                0)(b)

TECHNOLOGY LICENSE PAYABLE       2,429,346  (154,888)   2,274,458
                                                  (c)

CAPITAL LEASE OBLIGATIONS
   (less current portion)        1,243,391              1,243,391

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
(DEFICIT)
    Common stock, par value
$0.10 per share;
      authorized 50,000,000      2,467,323  117,036(a   2,793,260
shares; 27,932,604                                  )
      shares issued and                     199,457(b
outstanding                                         )
                                             9,444(c)
    Stock subscriptions                  0  2,994,225   2,994,225
                                                  (d)
    Warrants
    Paid in capital             27,409,142  1,242,964   30,834,65
                                                  (a)           5
                                            2,037,105
                                                  (b)
                                              145,444
                                                  (c)
    Retained earnings          (34,164,187              (34,240,6
(deficit)                                )  (76,506)(         93)
                                                   d)
                               (4,287,722)
                                                        2,381,447
         TOTAL LIABILITIES
AND                            $11,517,856              $15,582,1
          SHAREHOLDERS'                                        37
EQUITY (DEFICIT)

See notes to condensed unaudited financial statements.
Exhibit A/Page 2
                       Electrosource, Inc.
              Condensed Unaudited Income Statement

                                             Eleven Months Ended
                                       November 30, 1995
                                  (1)          (2)        (3)
                                 Actual      Equity
                                 Before
                                 Equity    Transactio    Actual
                              Transaction      ns
                                   s

Revenues
    Battery sales                        $                      $
                                 1,092,571              1,092,571
    Project revenue                889,593                889,593
    License fees                 1,000,000              1,000,000
    Interest income
                                    77,905                 77,905
                                 3,060,069              3,060,069

Costs and expenses
    Manufacturing                8,608,961              8,608,961
    Research and development     3,411,525              3,411,525
    Selling, general and         6,381,646              6,381,646
administrative
    Technology license and         273,918                273,918
royalties
    Depreciation and               873,267   76,506(d)
amortization                                              949,773
                                19,549,317              19,625,82
                                                                3
Loss before income taxes       (16,489,248              (16,565,7
                                         )                    54)

    Income taxes (foreign)
                                   120,000                120,000

Net Loss                       $(16,609,24              $(16,685,
                                        8)                   754)

Net loss per common share         $  (.82)               $  (.82)

Average common shares           20,294,222              20,294,22
outstanding                                                     2


See notes to condensed unaudited financial statements.

Exhibit A/Page 3

                       Electrosource, Inc.
        Notes to Condensed Unaudited Financial Statements



NOTE A - BASIS OF PRESENTATION

     Column 1 has been prepared from the preliminary, unaudited, internal financial statements of Electrosource, Inc. Column 1 excludes equity transactions completed and recorded in October and November 1995.

     Column 2 reflects equity transactions recorded in October and November 1995 associated with the completion of the following transactions:
            (a) the sale and issuance of 1,170,357 shares of Common Stock in October 1995;
          (b) the conversion of $2,450,000 of Convertible Debentures, net of associated unamortized financing costs, into 1,994,572 shares of Common Stock in October and November 1995;
          (c) the issuance of 94,444 Common Shares in October and November 1995 in accordance with the terms of the Technology License Agreement with BDM Technologies Inc.; and
          (d) termination of a research and development arrangement between Electrosource, Inc. ("ELSI") and the Electric Power Research Institute ("EPRI") dated November 1, 1995 which provides for the issuance of 2,158,000 shares of Common Stock in exchange for:
               the transfer of intellectual property rights, and the transfer of title to certain equipment to ELSI that had been purchased by EPRI in connection with research activity undertaken by ELSI.

               This transaction was effective as of November 1, 1995. The allocation of the purchase price of the intellectual property rights and equipment is based upon management's current estimates of the relative values of the assets acquired. The final allocation thereof may vary as additional information is obtained, and accordingly, the ultimate allocation may differ from those used in the preliminary, condensed, unaudited financial statements as of and for the eleven months ended November 30, 1995.

     Column 3 represents the unaudited financial statements of Electrosource, Inc. as of and for the eleven months ended
November 30, 1995.